SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2004

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)

(713) 629-7600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     The following exhibits are furnished as part of this Current Report on Form 8-K, pursuant to Item 12:

Exhibit No.	Exhibit
99.1	Transcript of Revised Earnings Release Conference Call of Quanta Services, Inc. on July 26, 2004

Item 12. Results of Operations and Financial Condition.

     On July 26, 2004, Quanta held a public conference call to discuss its revised earnings per share estimate for the second quarter ended June 30, 2004. A copy of the transcript of the conference call is furnished herewith as an exhibit.

     The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2004

QUANTA SERVICES, INC.
By:	/s/ DERRICK A. JENSEN
	Name:	Derrick A. Jensen
	Title:	Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Transcript of Revised Earnings Release Conference Call of Quanta Services, Inc. on July 26, 2004